Exhibit 10.1

JOINDER TO SECURITY AND PLEDGE AGREEMENT

Joinder No. 1 (this “Joinder”), dated as of March 20, 2014 by and among ROAD RAIDERS TRANSPORTATION, INC., a Delaware corporation, ROAD RAIDERS INLAND, INC., a Delaware corporation, ROAD RAIDERS TECHNOLOGY, INC., a Delaware corporation, and ROAD RAIDERS LOGISTICS, INC., a Delaware corporation (collectively, the “New Subsidiaries” and each individually a “New Subsidiary”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).

WITNESSETH:

WHEREAS, pursuant to the Indenture, dated as of October 5, 2011 among the Grantors and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded, refinanced or modified from time to time, the “Indenture”), HORIZON LINES, LLC, a Delaware limited liability company, (the “Issuer”), has issued to the Holders (as defined in the Indenture) the 11.00% First Lien Senior Secured Notes due 2016 (the “Notes”);

WHEREAS, pursuant to the Indenture, the New Subsidiaries are required to execute, among other documents, a Supplemental Indenture in order to become Guarantors under the Indenture; and

WHEREAS, pursuant to Section 24 of the Security Agreement (as defined in the Indenture) the New Subsidiaries may become Grantors under the Security Agreement and thereby benefit from certain rights granted to the Grantors pursuant to the terms of the Note Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Subsidiary hereby agrees as follows:

1. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.

2. Each of the New Subsidiaries, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and such New Subsidiary hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary does hereby unconditionally grant to Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral. Schedule 2, “Commercial Tort Claims”, Schedule 3, “Intellectual Property”, Schedule 4, “Pledged Companies”, Schedule 5, “List of Uniform

Commercial Code Filing Jurisdictions”, Schedule 6, “Chassis”, Schedule 7a, “Vessels”, Schedule 7b, “Vessel Insurance”, Schedule 8 “Vessel Insurance” and Schedule 9 “Negotiable Collateral” to the Security Agreement, attached hereto supplement Schedules 2 through 9, respectively, to the Security Agreement. Each reference to a “Grantor” in the Security Agreement and the other Note Documents shall be deemed to include the New Subsidiaries. The Security Agreement is incorporated herein by reference. Each New Subsidiary authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each of the New Subsidiaries also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction in connection with the Note Documents.

3. The New Subsidiaries, by their signatures below, become parties to the Intercreditor Agreement and each of the New Subsidiaries hereby (a) agrees to all of the terms and provisions of the Intercreditor Agreement applicable to it as a “Guarantor/Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “Guarantor/Grantor” in the Intercreditor Agreement shall be deemed to include the New Subsidiaries.

4. Each of the New Subsidiaries represents and warrants to Collateral Agent and the Secured Parties that this Joinder has been duly executed and delivered by such New Subsidiary and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5. This Agreement is a Note Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6. The Security Agreement, as supplemented hereby, shall remain in full force and effect.

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7. THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH NEW SUBSIDIARY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.

9. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH NEW SUBSIDIARY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH NEW SUBSIDIARY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW SUBSIDIARIES:

ROAD RAIDERS TECHNOLOGY, INC.

By:	/s/ Jeffrey R. Yeager
Name: Jeffrey R. Yeager Title: President and Secretary

[Signature Page to Joinder to First Lien Security Agreement]

ROAD RAIDERS TRANSPORTATION, INC.

By:	/s/ Gary L. Jensen
Name: Gary L. Jensen Title: President and Secretary

[Signature Page to Joinder to First Lien Security Agreement]

ROAD RAIDERS LOGISTICS, INC. ROAD RAIDERS INLAND, INC.

By:	/s/ Chris J. Dianora
Name: Chris J. Dianora Title: President, Road Raiders Logistics, Inc. Vice President, Road Raiders Inland, Inc.

[Signature Page to Joinder to First Lien Security Agreement]

COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ K. Wendy Kumar
Name: K. Wendy Kumar Title: Vice President

[Signature Page to Joinder to First Lien Security Agreement]